                                POWER OF ATTORNEY
                    RIVESOURCE LIFE INSURANCE CO. OF NEW YORK

Gumer C. Alvero
Lori J. Arrell
Timothy V. Bechtold
Maureen A. Buckley
Rodney P. Burwell
Robert R. Grew
Richard N. Bush
Ronald L. Guzior
Jean B. Keffeler
Thomas R. McBurney
Jeffrey McGregor
Jeryl A. Millner
Thomas V. Nicolosi
Michael R. Woodward
David K. Stewart

Do hereby jointly and severally authorize Dixie L. Carroll, Scott E. Creutzmann, Chris R. Long, Scott R. Plummer, Christopher O. Petersen, Bruce H. Saul, Tara W Tilbury, Rodney J. Vessels or Daniel J. Weatherly to sign as their attorneys-in-fact and agents any and all documents (i.e., Registration Statement, pre-effective amendment, post-effective amendment and any application for exemptive relief) on behalf of the registrants reflected in the attached list that have been filed with the Securities and Exchange Commission by RiverSource Life Insurance Co. of New York pursuant to the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, by means of the Security and Exchange Commission's electronic disclosure system known as EDGAR or otherwise; and to the file the same, with any amendments thereto and all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and do hereby ratify such signatures heretofore made by such persons.

It is expressly understood by the undersigned that all to whom this Power of Attorney is presented are hereby authorized to accept a copy, photocopy or facsimile of this authorization with the same validity as the original.

This Power of Attorney may be executed in any number of counterpart copies, each of which shall be deemed an original and all of which, together, shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth. Dated the 22nd day of October, 2008.


/s/ Gumer C. Alvero
-------------------------------------
Gumer C. Alvero
Director and Senior Vice President -
Annuities


/s/ Lori J. Arrell
-------------------------------------
Lori J. Arrell
Director


/s/ Timothy V. Bechtold
-------------------------------------
Timothy V. Bechtold
Director, President and Chief
executive Officer


/s/ Maureen A. Buckley
-------------------------------------
Maureen A. Buckley
Director, Vice President, Chief
Operating Officer, Consumer Affairs
Officer, Claims Officer and
Anti-Money Laundering Officer


/s/ Rodney P. Burwell
-------------------------------------
Rodney P. Burwell
Director


/s/ Richard N. Bush
-------------------------------------
Richard N. Bush
Senior Vice President - Corporate Tax


/s/ Robert R. Grew
-------------------------------------
Robert R. Grew
Director


/s/ Ronald L. Guzior
-------------------------------------
Ronald L. Guzior
Director


/s/ Jean B. Keffeler
-------------------------------------
Jean B. Keffeler
Director


/s/ Thomas R. McBurney
-------------------------------------
Thomas R. McBurney
Director


/s/ Jeffrey McGregor
-------------------------------------
Jeffrey McGregor
Director



/s/ Jeryl A. Millner
-------------------------------------
Jeryl A. Millner
Director


/s/ Thomas V. Nicolosi
-------------------------------------
Thomas V. Nicolosi
Director


/s/ Michael R. Woodward
-------------------------------------
Michael R. Woodward
Director


/s/ David K. Stewart
-------------------------------------
David K. Stewart
Vice President and Controller

                   RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK
               REGISTERED VARIABLE ANNUITY/LIFE INSURANCE PRODUCTS

                                                                                        1933 Act No.   1940 Act No.
                                                                                        ------------   ------------
RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 1                                                     811-07475
Privileged Assets Select Annuity                                                        333-139767
RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2                                                     811-07511
RiverSource Personal Portfolio Plus 2/RiverSource Personal Portfolio                    333-139772
RiverSource Endeavor Select Variable Annuity                                            333-139764
RiverSource FlexChoice Select Variable Annuity                                          333-144422
RiverSource Innovations Select Variable Annuity                                         333-139764
RiverSource Innovations Variable Annuity                                                333-139764
RIVERSOURCE OF NEW YORK ACCOUNT 4                                                                      811-3500
RiverSource Variable Retirement & Combination Annuities                                    2-78194
RiverSource Employee Benefit Annuity                                                      33-52567
RiverSource Flexible Annuity                                                               33-4174
RIVERSOURCE OF NEW YORK ACCOUNT 7                                                                      811-4913
Life Vest Single Premium Variable Life Insurance Policy                                   33-10334
RIVERSOURCE OF NEW YORK ACCOUNT 8
RiverSource Succession Select Variable Life Insurance                                    333-42257
RiverSource Variable Universal Life Insurance                                             33-15290
RiverSource Variable Second-To-Die Life Insurance                                         33-62457

                                                                                        1933 Act No.   1940 Act No.
                                                                                        ------------   ------------
RiverSource Variable Universal Life III                                                 333-44644
RiverSource Variable Universal Life IV/RiverSource Variable Universal Life IV -         333-44644
Estate Series
RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT                                                       811-07623
RiverSource Flexible Portfolio Annuity                                                  33-62407
RiverSource Retirement Advisor Variable Annuity                                         333-79311
RiverSource Retirement Advisor Advantage Variable Annuity/RiverSource Retirement        333-79311
Advisor Select Plus Variable Annuity
RiverSource Retirement Advisor Advantage Plus Variable Annuity/RiverSource Retirement   333-79311
Advisor Select Plus Variable Annuity
RiverSource Retirement Advisor 4 Advantage Plus Variable Annuity/RiverSource            333-79311
Retirement Advisor 4 Select Plus Variable Annuity/RiverSource Retirement Advisor 4
Access Variable Annuity
RIVERSOURCE OF NEW YORK ACCOUNT SBS                                                                    811-6560
RiverSource Symphony Annuity                                                            33-45776